                                                                   EXHIBIT 10.12

                                          CONFIDENTIAL TREATMENT HAS BEEN SOUGHT
                                        FOR PORTIONS OF THIS EXHIBIT PURSUANT TO
                                          RULE 406 UNDER THE SECURITIES EXCHANGE
                                                         ACT OF 1933, AS AMENDED




                 AGREEMENT FOR ELECTRONIC DISTRIBUTION SERVICES

THIS AGREEMENT FOR ELECTRONIC DISTRIBUTION SERVICES ("Agreement"), dated as of June 30, 1998, is between CIBC Wood Gundy Securities, Inc., with offices at BCE Place, 161 Bay Street, P.O. Box 500, Toronto, Ontario M5J 2S8 (hereinafter referred to as the "Company"), and MULTEX SYSTEMS, INC., a Delaware Corporation with offices at 33 Maiden Lane, New York, NY 10038 (hereinafter referred to as "Multex").

     WHEREAS, The Company and/or its independent branches and subsidiaries, create, produce and develop various documents including but not limited to Market Data, Morning Meeting Notes and/or Published Research Reports and other financial documents.

     WHEREAS, The Company desires that its financial documents be distributed and made available to third parties such as institutional investors, funds and other "buy side" entities;

     WHEREAS, Multex provides research distribution services to institutional investors, funds, and other "buy" side entities using its proprietary software; and

     WHEREAS, The Company desires that Multex provide document distribution services, as more fully described in this Agreement, in order to enable the company to distribute the documents as described above.

     NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, the parties hereto agree as follows:

1.  Scope of Services.
    -----------------

    (a) The Company and/or its independent branches and subsidiaries create, produce and develop various documents including but not limited to Market Data, Morning Meeting Notes and/or Published Research Reports and other financial documents covering, among others, the fixed income, equity, foreign and global financial markets (all such documents being hereinafter collectively referred to as "Research"). The Company agrees to provide and contribute to Multex the Research that the Company provides to its other vendors or third party distributors concurrently with the publication or distribution by the Company of such Research to any other third party, including another Data Provider (as defined below). The Company grants to Multex the nonexclusive, royalty free, worldwide right to receive, obtain, store, market and distribute the Research to
(i) any entity, except as provided in Section 1(c), which has subscribed to and is receiving research distribution services from Multex (collectively, the "Subscribers") and/or (ii) third party data providers ("Data Providers") for the purpose of redistributing the Research to the clients of such Data Providers ("Data Provider Clients"). The

Data Providers may include, but are not limited to, ADP, Bloomberg, Bridge, Disclosure, Dow Jones and Reuters. Notwithstanding anything herein to the contrary, Company may at its sole discretion elect not to contribute certain Research documents to Multex for distribution hereunder ("Excluded Documents"), provided, however, that the Company will not contribute for distribution said Excluded Documents to any other vendor (excluding Company's affiliates) or third party distributor including without limitation any other research or document distributor. Furthermore, Company may withdraw any Research previously provided subject to Company withdrawing said Research from any other vendor or third party distributor including without limitation, any other research or document distributor (excluding Company affiliates).

     (b) Multex agrees to receive the Research from the Company and to distribute the Research to its Subscribers, the Data Providers and the Data Provider Clients (collectively, the "Services"). As part of the Services, Multex grants to the Company a non-exclusive, non-transferable license to use Multex's proprietary software (the "Multex Software") solely for the purpose of contributing the Research as provided in Section 1(a) above.

     (c) Upon execution of this Agreement, Multex shall provide Company with a list of its current Subscribers, Data Providers and Data Provider Clients. Company shall review such list and advise Multex in writing of the entities listed therein that it desires entitled and those entities it wants de-entitled so that no Research shall be transmitted to any entity until it is entitled. The Company may from time to time, but not more often than once in any calendar month, request in writing a list of the current Subscribers, Data Providers and Data Provider Clients accessing the Company's Research and Multex will provide such list within 10 days after its receipt of the Company's written request. The Company may upon at least 7 days prior written notice request that a Subscriber or Data Provider be de-entitled from access to its Research, and may upon at least 30 days prior written notice request that an entity be entitled, either as a Subscriber of Multex or as a Data Provider Client, for purposes of receiving the Company's Research. The Company may not request that a Subscriber be de-entitled unless such Subscriber is also de-entitled from receiving the Research from all other Data Providers or other third party research distribution vendors to which the Company provides its Research. Multex shall use its best efforts to effect such entitlements or de-entitlements within the applicable time frames, provided that Multex shall not provide the Services to any entity that refuses to execute, or which is in breach of, a Multex Customer Agreement or similar agreement with a Data Provider. Multex shall not provide such services to any Subscriber that refuses to execute, or that executes and then violates either the Multex Customer Agreement, the Reuters Subscriber Agreement or Data Provider Agreement.

2.  Fees; Costs.
    -----------

    (a) The Company shall be solely responsible for the costs relating to (i) the preparation and development of the Research and (ii) the contribution and delivery of the Research to Multex. Such costs include, but are not limited to, costs for telecommunication lines, telephones, modems, computers, magnetic tape, magnetic tape delivery and messenger services. This shall not include any equipment necessary for Multex to receive the documents.

    (b) Multex shall be solely responsible for all costs associated with Multex Software and providing the Services.

3.  Term; Termination; Remedies Upon Default.
    ----------------------------------------

    (a) The initial term ("Initial Term") of this Agreement shall commence on the date of this Agreement and continue for a period of twelve (12) months from the date that the Services are first provided under this Agreement (the "Commencement Date"). Thereafter, this Agreement shall renew for successive one-year periods, unless terminated by either party by written notice delivered at least ninety (90) days prior to the expiration of the Initial Term or any renewal period. Following the expiration of the Initial Term, the Company may terminate this Agreement on thirty (30) days notice to Multex.

    (b) Either party, by written notice to the other party, may terminate this Agreement prior to the expiration of the Initial Term or any renewal term upon the occurrence of an "Event of Default" by the other party. An "Event of Default" shall mean: (i) the failure by a party to perform or observe any material term, covenant, agreement or warranty contained in this Agreement ("Material Default") which is not cured within 30 days after written notice thereof; provided, that if the Material Default cannot reasonably be cured within 30 days and the defaulting party has commenced performance during such thirty (30) day period and diligently pursues curing such default, the time for curing such default shall be extended for such period as may be necessary to cure the default but in no event more than an additional 30 days; or (ii) either party ceasing to do business or the filing of a petition in bankruptcy (voluntary or involuntary) with respect to a party, which in the case of an involuntary petition, is not vacated within 60 days.

    (c) The remedies contained in this Paragraph 3 are cumulative and are in addition to all other rights and remedies available to either party under this Agreement and the Exhibits hereto, by operation of law or otherwise.

4.  Indemnity.
    ---------

    (a) Multex shall indemnify and hold the Company harmless from and against any costs, damages, expenses or liabilities (including reasonable attorney fees) incurred by the Company as a result of any claim or action brought against the Company based upon or arising out of any claim that the Company's use of the Software in accordance with this Agreement infringes any patent, copyright or proprietary right of any third party, and Multex shall defend or settle, at its sole expense, any such claim; provided that (i) the Company shall have promptly notified Multex in writing of such claim; (ii) Multex shall have sole control of the defense and settlement of such claim; and (iii) the Company shall cooperate fully with Multex in the defense of such claim. In the event that the Company is enjoined or otherwise prohibited from using the Software, Multex shall, at its option, substitute non-infringing, equally functional Software, procure for the Company the right to continue using the Software, or terminate this Agreement.

    (b) The Company shall indemnify and hold Multex harmless from and against any costs, damages, expenses or liabilities (including reasonable attorney fees) incurred by Multex as a result of any claim or action brought against Multex based upon or arising out of (a) any claim that Multex's use of the Research in accordance with this agreement infringes any patent, copyright or proprietary right of any third party; (b) any libelous or slanderous statements contained in the Research; or (c) a violation of any of the securities laws of the United States (or any other jurisdiction in which the Services are provided) arising out of the Research or the furnishing thereof to any party, and Company shall defend or settle, at its sole expense, any such claim or action; provided that
(i) the Company shall have sole control of the defense and settlement of any action; and (ii) Multex shall cooperate fully with the Company in the defense of such action. In the event Multex is enjoined or otherwise prohibited from using any Research document, Company shall, at its sole expense, procure for Multex the right to continue using such document or substitute a non-infringing or non-violating version of such document or remove that particular Research document.

5.  Confidential Information.
    ------------------------

    (a) "Confidential Information" shall mean the Multex Software and any other information concerning Multex or the Company which is marked as confidential or which, under the circumstances, should be treated as confidential.

    (b) Each party shall hold the Confidential Information of the other party in trust and confidence and shall not reproduce, disclose to any person, firm or enterprise, or use for its own benefit, any such Confidential Information (except as specifically permitted or contemplated by this Agreement). Each party shall ensure that its employees and agents are aware of this clause, and shall by instruction, agreement or otherwise cause such employees and agents to abide by the terms of this clause.

    (c) "Confidential Information" will not include any information that (i) is already rightfully known to a party at the time it is obtained from the other party, free from any obligation to keep such information confidential; (ii) is or becomes publicly known through no wrongful act of either party; (iii) is rightfully received from a third party without restriction and without breach of this Agreement; (iv) is independently acquired or developed by a party without breach of any obligation hereunder; (v) is required to be disclosed pursuant to law, governmental regulation, or court order; or (iv) is in the public domain.

6.  Limitation of Liability.
    -----------------------

    (a) MULTEX WILL MAKE EVERY REASONABLE EFFORT TO PROVIDE THE SERVICES, IT BEING ACKNOWLEDGED AND AGREED THAT MULTEX CANNOT AND DOES NOT GUARANTEE THE CONTENT, ACCURACY, TIMELINESS OR AVAILABILITY OF THE SERVICES OR THE RESEARCH AS DISPLAYED OR PROVIDED THROUGH THE SERVICES. ACCORDINGLY, EXCEPT FOR MULTEX'S FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE (INCLUDING IF THE DOCUMENTS ARE ALTERED OR CHANGED AS A RESULT OF FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE COMPANY AGREES THAT MULTEX SHALL NOT HAVE ANY LIABILITY OR OBLIGATION TO THE COMPANY OR ANY

THIRD PARTY (WHETHER CAUSED DIRECTLY OR INDIRECTLY) RELATING TO OR ARISING OUT OF (i) THE INTERRUPTION, DELAY OR FAILURE IN THE TRANSMISSION, DELIVERY OR DISTRIBUTION OF THE SERVICES OR RESEARCH; (ii) THE UNAVAILABILITY OF MULTEX SOFTWARE OR THE SERVICES; (iii) THE ACCURACY OF THE RESEARCH OR SECURITIES OR COMMODITIES INFORMATION AND PRICES AS DISPLAYED, CARRIED OR FURNISHED BY OR THROUGH THE SERVICES; (iv) ERRORS OR OMISSIONS IN CONNECTING, TRANSMITTING, PROCESSING, DISSEMINATING, DISPLAYING OR DISTRIBUTING THE RESEARCH OR THE INFORMATION CONTAINED THEREIN; OR (v) THE DISPLAYING OR FURNISHING OF THE RESEARCH, INCLUDING THE INFORMATION CONTAINED THEREIN. MULTEX'S SOLE LIABILITY TO COMPANY FOR ANY CLAIMS, NOTWITHSTANDING THE FORM OF SUCH CLAIMS (E.G., CONTRACT, NEGLIGENCE OR OTHERWISE), ARISING OUT OF ITEMS (i) THROUGH (iv) ABOVE, SHALL BE TO USE REASONABLE EFFORTS TO RESUME THE SERVICES AND/OR TO MAKE THE MULTEX SOFTWARE AVAILABLE TO COMPANY AS PROMPTLY AS REASONABLY PRACTICABLE.

    (b) IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY FOR LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES, OF ANY FINK ARISING OUT OF OR ATTRIBUTABLE TO THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF THE SAME.

    (c) Multex agrees that it will not alter any Research in any way without first obtaining the written consent of the Company. Otherwise, the content, accuracy and completeness of the Research is the sole responsibility of the Company. Multex conducts no review whatsoever and exercises no editorial control over the Research, and accordingly, Multex shall have no liability whatsoever (whether in contract or tort) for the content, completeness or accuracy of the Research (including, without limitation, any security or commodity price information contained in the Research). The foregoing sentence does not apply to any alterations Multex makes to the Research without the Company's consent.

    (d) Except for Multex's liability under Paragraphs 4 and 5, and any liability arising from Multex's fraud, gross negligence or willful misconduct, or breach of Multex's confidentiality obligation hereunder, Multex's maximum liability hereunder for any cause, not exculpated hereunder, whether in tort or contract, shall not exceed the lesser of (i) actual damages or (ii) $25,000.

    (e) As used in this paragraph, the term "Multex" or Multex Software shall include each third party who provides Multex with any portion of the Services. Such third party shall not have any direct or indirect liability to Company for monetary damage on account of the Services provided or to be provided by Multex hereunder.

    (f) The parties acknowledge and agree that the limitations of liability set forth in this Section 6 are a condition of this Agreement, and that the consideration for the Services reflects the allocations of risk set forth in this Section 6.

7.  Ownership Rights.
    ----------------

    (a) The Research is unique to the Company and shall remain the sole property of the Company and Multex shall not acquire any rights in the Research, other than the right to distribute the Research as set forth herein.

    (b) The Software shall remain the sole property of Multex or its licensors. The Company may use the Software only in conjunction with the Services. The Company shall not copy, in whole or in part, the Software or related documentation, whether in the form of computer media, printed or in any other form; provided, however, that Company may make a reasonable number of copies of the Software for back-up purposes only. Any copy of the Software shall contain the copyright and other proprietary notice which appears on and in the Software.

    (c) The Company is not authorized or permitted to furnish the Software to any person or firm for re-use, redistribution or retransmission without the prior written approval of Multex.

    (d) THE COMPANY SHALL NOT MAKE ANY ALTERATION, CHANGE OR MODIFICATION TO THE SOFTWARE. COMPANY MAY NOT RECOMPILE, DECOMPILE, DISASSEMBLE, OR REVERSE ENGINEER THE SOFTWARE, OR OTHERWISE CREATE OR DERIVE SOURCE CODE FROM THE SOFTWARE, OR MAKE OR DISTRIBUTE ANY OTHER FORM OF THE SOFTWARE.

    (e) The Company may use the trademarks of Multex or its licensors, if at all, only to identify printed output produced by the Software and only in accordance with accepted trademark practice, including identification of the relevant trademark owner's name. The use of any trademark as authorized herein does not give the Company any rights of ownership or other rights relating to the trademark, and all goodwill resulting from any such use shall inure to the benefit of the relevant trademark owner.

    (f) Multex may use the trademarks of the Company only in accordance with such permission as may be granted from time to time. The use of any trademark as authorized herein does not give Multex any rights of ownership or other rights relating to the trademark, and all goodwill resulting from any such use shall inure to the benefit of the relevant trademark owner.

    (g) The Company will not export (or re-export) the Software without the appropriate United States or foreign government licenses, and the consent of Multex.

8.  Warranties.
    ----------

    (a) Multex hereby represents and warrants to Company as follows: (i) Multex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full authority to enter into this Agreement;
(ii) the Multex Software and the Services do not infringe the proprietary rights of any third party; (iii) Multex has the legal right and authority to license the Multex Software to Company; (iv) the medium on which the Software shall be free of defects in materials and workmanship under normal use for a period of thirty (30) days from the date of delivery; and (v) the Multex Software will, under normal use and service, record, store, process and present calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, data integrity and performance, as the Multex Software records, stores, processes and presents calendar dates on or before December

31, 1999; will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000, and will be interoperable with other software used by the Company which may deliver records to, or interact with, the Multex Software, including but not limited to back-up and archived data.

    (b) The Company represents and warrants to Multex that (i) the Company is the owner of and has the right to provide the Research to Multex for distribution as provided herein; (ii) the Research does not contain any libelous or slanderous statements, and does not infringe the proprietary rights of any third party; and (iii) the Company will comply with all laws and regulations applicable to the creation and distribution of the Research and its use of the Services, including without limitation all securities law of the United States and any other jurisdiction in or into which the Services are to be provided. Except as to warranties set forth above, Multex accepts the Research on an "as is" basis.

9.  Limitation of Warranties.
    ------------------------

    THE COMPANY ACKNOWLEDGES AND AGREES THAT EXCEPT FOR THE WARRANTIES
SPECIFIED IN PARAGRAPH 8, MULTEX MAKES NO OTHER WARRANTIES WHATSOEVER, WRITTEN OR ORAL, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, CONCERNING THIS AGREEMENT, THE SERVICES OR EQUIPMENT, THE MULTEX SOFTWARE, THIRD PARTY SOFTWARE OR THE DOCUMENTATION. MULTEX DOES NOT GUARANTEE THE ACCURACY, VALIDITY OR COMPLETENESS OF THE RESEARCH AS DISPLAYED OR PROVIDED THROUGH THE SERVICES. MULTEX AND ITS THIRD PARTY LICENSORS DO NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS THE COMPANY MAY OBTAIN BY THE USE OF THE SOFTWARE OR SERVICES.

    MULTEX ACKNOWLEDGES AND AGREES THAT EXCEPT FOR THE WARRANTIES SPECIFIED IN PARAGRAPH 8. THE COMPANY MAKES NO OTHER WARRANTIES WHATSOEVER, WRITTEN OR ORAL, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, CONCERNING THIS AGREEMENT OR THE RESEARCH. THE COMPANY DOES NOT GUARANTEE THE ACCURACY, VALIDITY OR COMPLETENESS OF THE RESEARCH AS DISPLAYED OR PROVIDED THROUGH THE SERVICES. THE COMPANY DOES NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS MULTEX, ITS SUBSCRIBERS, DATA PROVIDERS OR THEIR CLIENTS MAY OBTAIN BY THE USE OF THE RESEARCH.

10.  Inaccuracy.
     ----------

     (a) The Company shall notify Multex promptly after discovery by Company of any suspected inaccuracies in the Research or the Services.

     (b) Multex shall notify the Company promptly after discovery by Multex of any suspected inaccuracies in the Research or the Services.

11.  Compliance with Law.
     -------------------

     (a) The Company shall be responsible (i) for compliance with all laws and governmental regulations affecting its business and (ii) for any use it may make of the Services or the Research to assist it in complying with such laws and governmental regulations, and Multex shall not have any responsibility relating thereto (including, without limitation, advising the Company of its responsibilities in complying with any laws or governmental regulations affecting the Company's business). The Company shall not use or permit anyone to use the Services, the Software or the Research for any unlawful purpose.

     (b) Multex shall comply with all applicable laws and regulations in its performance of its obligations hereunder.

     (c) If after the date hereof any modifications to the Services shall be legally required, Multex shall, except to the extent such changes may be beyond the capability of Multex to implement, modify the Services appropriately. If providing any of the Services to the Company hereunder violates, or in Multex's opinion is likely to violate, any laws or governmental regulations, Multex may, upon written notice to Company, immediately cease providing the affected Services to the Company.

12.  Advertising.
     -----------

     Neither party shall use the name or marks of the other or its parent company or any subsidiary or affiliated company in any publicity release, advertising, or publicly displayed or distributed materials without securing the prior written consent of the party whose name is to be used, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Multex and the Company may disclose the fact of this Agreement.

13.  Independent Contractors.
     -----------------------

     Multex and the Company are independent contractors. Personnel supplied by Multex hereunder, if any, are not Company's personnel or agents, and Multex assumes full responsibility for their acts. Multex shall be solely responsible for the payment of compensation, benefits, insurance and taxes relating to Multex's employees assigned to perform services hereunder. Notwithstanding the foregoing, Multex (and its employees) shall abide by Company rules and regulations while visiting Company's premises.

14.  General.
     -------

     (a) Neither party may assign its interest in this Agreement without first obtaining the written consent of the other. Otherwise, this Agreement shall be binding upon the parties' respective successors and permitted assigns.

     (b) The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of New York.

     (c) No modification, amendment, supplement to or waiver of this Agreement or any Schedule or Exhibit hereunder, or any of their provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

     (d) A failure or delay of either party to this Agreement to enforce at any time any of the provisions hereof, or to exercise any option which is herein provided, or to require at any time performance of any of the provisions hereto shall in no way be construed to be a waiver of such provisions of this Agreement.

     (e) The terms and conditions of any and all Exhibits and Schedule to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

     (f) The headings herein are for convenience of reference only and shall not impact the meaning of this Agreement.

     (g) The provisions of Sections 4, 5, 6, 7, 8 and 9 shall survive termination or expiration of this Agreement.

     (h) Company shall provide Multex with reasonable access to its premises to perform the obligations set forth herein. Multex shall abide by the site regulations and security procedures applicable to each site.

     (i) This Agreement constitutes the entire Agreement between the parties concerning and the subject matter hereof and shall supersede all prior agreements or understandings concerning such subject matter.

     (j) Multex will not change any Research without first obtaining the written consent of the Company.

IN WITNESS WHEREOF, the parties hereto, each acting under due and proper authority, have executed this Agreement as of the date first above written.


MULTEX SYSTEMS, INC.                   CIBC WOOD GUNDY SECURITIES INC.


By:  /s/ Philip Callaghan            By:  /s/  Peter Martin
    ----------------------------         --------------------------------
Name:    P. Callaghan                Name:     Peter Martin
     ---------------------------          -------------------------------
Title:         CFO                   Title:  Managing Director-Economic &
      --------------------------             Financial Markets Research
                                             ----------------------------
Date:  July 8, 1998                  Date:   July 7, 1998
     ---------------------------          -------------------------------

                                     CIBC WOOD GUNDY SECURITIES INC.


                                     By:  /s/  Phipps Lansbery
                                        ---------------------------------

                                     Name:  Phipps Lansbery
                                          -------------------------------
                                     Title:  Managing Director
                                           ------------------------------
                                     Date:  July 7, 1998
                                          -------------------------------

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